UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date Of Report: (Date of earliest event reported) July 19, 2006

RF INDUSTRIES, LTD.
(Name of small business issuer in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-13301 (Commission File Number)	88-0168936 (I.R.S. Employer Identification No.)

7610 Miramar Road, Bldg. 6000,
San Diego, California 92126-4202
(Address of Principal Executive Offices)

(858) 549-6340
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On July 19, 2006, Victor Powers has resigned as the Chief Financial Officer and Secretary of RF Industries, Ltd. (the “Registrant”), effective July 21, 2006 to pursue semi-retirement. Concurrently with his resignation, the Registrant entered into a consulting agreement with Mr. Powers pursuant to which Mr. Powers agreed to (i) continue to act as the Registrant’s part-time Chief Financial Officer and assistant secretary and to (ii) assist the Registrant with its SEC reporting and Sarbanes Oxley Act of 2002 compliance. The consulting agreement will become effective on August 1, 2006. Mr. Powers has agreed to work no less than 120 hours during every 60 day period at an hourly rate of $75. The consulting agreement is terminable at any time by either party.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Consulting Agreement, dated as of August 1, 2006, between the Registrant and Victor Powers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 19, 2006
By: /s/ Howard Hill Howard Hill President, Chief Executive Officer